UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21712

Clough Global Equity Fund
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado			80203
(Address of principal executive offices)			(Zip code)

Erin E. Douglas, Secretary Clough Global Equity Fund 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:		303-623-2577

Date of fiscal year end:	March 31

Date of reporting period:	September 30, 2008

Item 1.  Reports to Stockholders.

Semi-Annual Report
September 30, 2008 (Unaudited)

SHAREHOLDER LETTER

September 30, 2008 (Unaudited)

To Our Investors:

The underlying value of the Clough Global Equity Fund, defined as the change in net asset value adjusted for reinvested distributions, is down 38.1% for the calendar year-to-date period through October 31, 2008. The return on the Fund’s market price for the same period was -42.3%. The Morgan Stanley World Index declined 38.3% and the S&P 500 declined 32.8% over the same period. Since inception, the Fund’s compound annual total return including distributions is -1.4% compared to -2.1% for the Morgan Stanley World Index and -2.9% for the S&P 500 through October 31, 2008. The Fund’s compound annual return since inception on market price was -7.4%

The last six months have been particularly challenging for global investors and our Funds have not been immune. The well publicized and analyzed credit crisis emanating from the US and other highly indebted large economies pressured all asset classes. Equity, corporate bonds and commodity markets virtually all declined, across nearly all geographic regions. Much of these declines were driven by forced selling as part of an ongoing deleveraging process.

This difficult period has undoubtedly created many investment opportunities for our Funds. The ongoing deflation of the credit structure in the developed world will moderate and legitimate investment cycles should reemerge. We believe that equities provide a far better value proposition today and we have begun to move our equity allocations higher. One thing we feel certain of is debt will not be so easily accessible in the future, and the default structure will migrate to other sectors of the economy besides housing. All of this implies a long period of weak economic activity so having a global perspective and a willingness to focus the Fund on a narrow list of themes that provide an earnings tailwind will be critical to performance.

First, we think equities in emerging markets, which benefit from high levels of private savings and low debt levels, will bottom first and lead global markets higher. Asia and Brazil remain our areas of greatest interest and both rallied strongly in early November. Brazil’s market in particular intrigues us. We believe equities are cheap there and corporate activity is awakening. Banco Itau is acquiring Unibanco, creating South America’s largest financial institution. Our investment focus there is on the banking and consumer sectors. Even as developed economies slow, Brazil’s well capitalized banking sector continues to grow in excess of 20% annually.

Secondly, we think global infrastructure could be a major market theme looking ahead. We are beginning to build an important position in a group of industrial stocks which we believe will be beneficiaries of such a pickup. President Elect Obama has announced federal government spending on infrastructure will accelerate as the needs are legion and a new administration will have every incentive to bring forth stimulus spending in response to the credit crisis. Other governments will likely join in. Strong investment spending is already being planned in emerging economies. China is reducing interest

www.cloughglobal.com

rates and in contrast to a year ago when government policy was aimed at slowing real estate development, policy today has turned 180 degrees to regenerate both investment and exports. What makes the theme especially appealing is that many infrastructure stocks are down 60 – 80% off their highs and in many cases are back to their 2002 – 2003 levels. Alcoa and Freeport-McMoran both trade at just 0.7 price-to-book ratio (ratio of market price to book value). Because the recent cycle has been so strong their balance sheets are flush with cash.

Thirdly, the stocks of oil and gas producers are close to a bottom, we think. The world’s large oil fields are depleting and the sharp drop in energy prices has slowed much of the investment in new wells. Over time, that will only exacerbate supply problems while softer commodity prices have already begun to stimulate demand.

Finally, a number of large capitalization issues that generate high free cash flow levels appear to have begun to bottom. Because of the overall equity market collapse, many stocks offer free cash flow yields of 8% or higher.

The dislocation in credit markets has also provided opportunities for us to enhance the yield generated by our asset allocation to fixed income markets. Corporate bond yields, both investment grade and non-investment grade, have increased significantly as structured finance vehicles such as Collateralized Loan Obligations (CLOs) are being forced to unwind and the bonds they hold search for a home. We have historically not had significant exposure to corporate credit, as we have generally not felt the risk adjusted returns were sufficiently attractive. That is no longer the case. We are seeing similarly attractive yield and return opportunities from high quality mortgage bonds which are also trading at much higher than normal spreads. We expect to shift the portfolio into these higher yielding securities over the coming months.

Ultimately the economy cannot operate properly until the financial system is functioning again. Central banks are generally slow to respond to deflationary pressures. The strong dollar and weak gold price attest to the fact that when the Fed reflates to stem a credit collapse, the results are not inflationary. Central banks appear to be coming to realize that the process of stuffing liquidity into the financial system did not undue the logjam which was restricting credit. It may have forestalled an immediate meltdown because it relieved short term funding needs, but it did not address the more fundamental issue of solvency and declining asset values. Now Federal Reserve spokespeople are signaling that “quantitative easing” is being considered, if not already being effectively put in place. Yield curves are still inverted in the U.K. and in Europe and that signals that money rates have a long way to fall there as well.

We believe there are two dynamics the financial markets have to navigate through. First, the demise of the large broker dealers did more than end an era on Wall Street. It removed liquidity and depth from the markets and minor changes in sentiment are now reflected in large changes in price so market volatility has picked up dramatically.

2008 Semi-Annual Report

Secondly, the economy has to negotiate its way through a major debt liquidation for the first time in decades and that signals a long period of weak earnings.

Investors responded to these factors by liquidating securities of all stripes in October and our question is where did they put the money? We think money rates will decline to near zero and remain there for years as banking system consolidation picks up, reducing the need for, and price of deposits. Yields on high quality long-term bonds will also likely decline to unattractive levels. Leveraged investment strategies in both fixed income and private equity may never be what they were. We believe that leaves global equities as the default strategy, the only securities class that offers reasonably high returns. As money rates fall, equities are likely to be the prime beneficiaries. We believe the Fund is invested in the areas to which the money will migrate.

If you have any questions or comments, please feel free to call me 877-256-8445 or visit the website at www.cloughglobal.com.

Sincerely,

Charles I. Clough, Jr.

Clough Capital Partners, L.P. is a Boston-based investment management firm that has approximately $3.1 billion under management. For equities, the firm uses a global and theme-based investment approach based on identifying chronic shortages and growth opportunities. For fixed-income, Clough believes changing economic fundamentals help reveal potential global credit market opportunities based primarily on flow of capital into or out of a country. Clough was founded in 2000 by Chuck Clough and partners James Canty and Eric Brock. These three are the portfolio managers for the Clough Global Equity Fund.

PORTFOLIO ALLOCATION

September 30, 2008 (Unaudited)

ASSET TYPE* (Unaudited)

Common Stocks	60.06%
Asset/Mortgage Backed Securities	13.55%
Short-Term Investments	8.66%
Government & Agency Obligations	5.16%
Exchange Traded Funds	4.07%
Options Purchased	3.64%
Corporate Bonds	2.43%
Preferred Stocks	1.32%
Structured Notes	0.89%
Closed-End Funds	0.22%

GLOBAL BREAKDOWN* (Unaudited)

United States	69.94%
Hong Kong	4.25%
Brazil	3.60%
South Korea	3.47%
Canada	3.11%
Japan	2.14%
China	2.11%
Bermuda	2.06%
Thailand	1.52%
Israel	1.02%
Indonesia	0.99%
Taiwan	0.75%
Russia	0.63%
Greece	0.52%
Papau New Guinea	0.52%
Malaysia	0.49%
Great Britain	0.41%
Mexico	0.38%
Finland	0.37%
India	0.35%
Chile	0.28%
Vietnam	0.25%
Ireland	0.21%
Singapore	0.17%
Nertherlands	0.15%
Australia	0.12%
Argentina	0.09%
Norway	0.09%
South Africa	0.01%

* As a percentage of total investments, not including securities sold short or any foreign cash balances.

STATEMENT OF INVESTMENTS

September 30, 2008 (Unaudited)

	Shares	Value
COMMON STOCKS 88.88%
Agriculture 0.06%
Sadia S.A. - ADR	61,000	$184,965

Consumer/Retail 4.55%
ASKUL Corp.	37,900	576,937
B&G Foods, Inc.	18,700	133,705
Belle International Holdings, Ltd.	480,000	339,376
China Mengniu Dairy Co., Ltd.	325,000	331,494
DSW, Inc.(a)	25,809	353,583
GOME Electrical Appliances Holdings, Ltd.	1,888,400	547,197
Home Inns & Hotels Management, Inc. - ADR(a)	14,900	207,855
Honda Motor Co., Ltd.	96,995	2,920,519
Hyundai Department Store Co., Ltd. - ADR	21,200	1,615,975
Jardine Matheson Holdings, Ltd.	59,818	1,555,268
Jardine Strategic Holdings, Ltd.	47,580	670,878
Kraft Foods, Inc.	45,700	1,496,675
Little Sheep Group, Ltd.(a)(b)	99,000	23,205
Lotte Shopping Co., Ltd.	4,900	1,098,181
Parkson Retail Group, Ltd.	360,000	394,084
Pou Sheng International Holdings, Ltd.(a) (b)	1,382,000	160,183
Regal Hotels International Holdings, Ltd.	7,040,500	198,570
Swire Pacific, Ltd.	95,000	824,613
		13,448,298
Energy 17.63%
Coal 4.09%
Alpha Natural Resources, Inc.(a)	72	3,703
Arch Coal, Inc.	78,907	2,595,251
CONSOL Energy, Inc.	66,775	3,064,305
Massey Energy Co.	103,600	3,695,412
Patriot Coal Corp.(a)	460	13,363
Peabody Energy Corp.	60,193	2,708,685
		12,080,719
Exploration & Production 8.52%
American Oil & Gas, Inc.(a)	45,133	117,797
Anadarko Petroleum Corp.	27,600	1,338,876
Canadian Natural Resources, Ltd.	26,500	1,814,190
Chesapeake Energy Corp.	91,800	3,291,947
ConocoPhillips	3,600	263,700
Devon Energy Corp.	20,000	1,824,000
Encana Corp.	17,700	1,163,421
EOG Resources, Inc.	5,300	474,138
Hess Corp.	4,600	377,568
InterOil Corp.(a)	83,600	2,299,000
Newfield Exploration Co.(a)	8,040	257,200
OAO Gazprom - ADR	48,400	1,497,980
Occidental Petroleum Corp.	19,200	1,352,640
PetroHawk Energy Corp.(a) (c)	30,100	651,063
PetroHawk Energy Corp.(a)	59,800	1,293,474
Petroleo Brasileiro S.A. - ADR	25,100	1,103,145

	Shares	Value
Exploration & Production (continued)
Pioneer Natural Resources Co.	26,000	$1,359,280
Range Resources Corp.	6,700	287,229
SAN Juan Basin Royalty TRUST (d)	71,900	2,734,357
Southwestern Energy Co.(a)	19,900	607,746
Talisman Energy, Inc.	58,500	825,624
XTO Energy, Inc.	5,300	246,556
		25,180,931
Oil Services and Drillers 4.80%
Cameron International Corp.(a)	15,000	578,100
Core Laboratories N.V.	6,000	607,920
FMC Technologies, Inc.(a)	7,700	358,435
Fred Olsen Energy ASA	10,000	380,429
Helmerich & Payne, Inc.	3,400	146,846
Hornbeck Offshore Services, Inc.(a)	19,056	735,943
National Oilwell Varco, Inc.(a)	55,700	2,797,811
Oceaneering International, Inc.(a)	6,600	351,912
Schlumberger, Ltd.(d)	18,300	1,429,047
Seadrill, Ltd.	76,900	1,564,192
Suncor Energy, Inc.(d)	60,200	2,544,654
Tenaris S.A. - ADR	6,100	227,469
Transocean, Inc.(a) (d)	7,981	876,633
Weatherford International, Ltd.(a)	63,600	1,598,904
		14,198,295
Tankers 0.22%
Golar LNG, Ltd.	48,700	646,736

TOTAL ENERGY		52,106,681

Finance 22.91%
Banks 18.21%
Banco Bradesco S.A. - ADR	154,686	2,490,445
Banco Itau Holding Financeira S.A. - ADR	228,800	4,003,999
Banco Santander Chile S.A. - ADR	19,000	813,010
Bangkok Bank PLC	437,900	1,319,132
Bank Mandiri Persero Tbk PT	3,393,000	953,494
Bank of America Corp.(d)	191,300	6,695,500
BlackRock Kelso Capital Corp.	177,200	2,043,116
Citigroup, Inc.	114,000	2,338,140
Daewoo Securities Co., Ltd.	71,640	1,003,120
Daishin Security System Co., Ltd.	129,500	373,387
Hana Financial Group, Inc.	93,700	2,138,809
ICICI Bank, Ltd. - ADR	65,800	1,547,616
Indochina Capital Vietnam Holdings, Ltd.(a)	300,000	1,077,000
Kasikornbank PLC	813,100	1,496,875
Kookmin Bank - ADR(a)	18,100	826,989
Korea Exchange Bank	88,300	804,756
LG Corp.	12,700	640,814
Malayan Banking BHD(e)	95,975	236,975

	Shares	Value
Banks (continued)
Melco International Development, Ltd.	348,000	$96,805
Mirae Asset Securities	7,100	594,142
PennantPark Investment Corp.(d)	266,760	1,976,692
Public Bank BHD	571,900	1,661,293
Sberbank	265,500	408,870
Siam Commercial Bank PCL	1,691,000	3,420,954
Star Asia Financial, Ltd.(b) (e)	125,000	237,500
Unibanco - Uniao de Bancos Brasileiros - GDR	34,650	3,496,878
VTB Bank OJSC	78,100	312,400
Wellsfargo & Co.(d)	241,200	9,052,236
Woori Finance Holdings Co., Ltd.	136,300	1,338,212
Woori Investment & Securities Co., Ltd.	29,200	437,897
		53,837,056
Non-Bank 4.70%
Apollo Investment Corp.(d)	455,026	7,758,193
Ares Capital Corp.	147,410	1,537,486
Broadridge Financial Solutions, Inc.	6,250	96,188
CME Group, Inc.	8,500	3,157,835
IntercontinentalExchange, Inc.(a)	10,600	855,208
Maiden Holdings, Ltd.(b)	40,100	174,435
MCG Capital Corp.	120,000	314,400
		13,893,745
TOTAL FINANCE		67,730,801

Health Care 0.45%
BioSphere Medical, Inc.(a) (c)	100,000	350,000
BioSphere Medical, Inc.(a)	121,100	423,850
Molecular Insight Pharmaceuticals, Inc.(a)	71,100	546,048
		1,319,898
Industrial 7.28%
Aegean Marine Petroleum Network, Inc.	78,800	1,761,180
Altra Holdings, Inc.(a)	2,000	29,520
Bakrie Sumatera Plantations Tbk PT	3,694,000	278,127
Byd Co., Ltd.	476,900	788,605
Chicago Bridge & Iron Co.	34,100	656,084
China Railway Group, Ltd.(a)	1,562,000	931,383
China South Locomotive and Rolling Stock Corp.(a)(b)	2,333,000	886,347
Crown Holdings, Inc.(a)	25,800	573,018
Daelim Industrial Co., Ltd.	5,300	315,730
Dongyang Mechatronics Corp.	129,000	466,535
EI Du Pont de Nemours & Co.	31,900	1,285,570
Foster Wheeler, Ltd.(a)	18,100	653,591
Guangzhou Shipyard International Co., Ltd.	242,000	277,378
Hitachi Construction Machinery Co., Ltd.	35,000	830,944
Huaneng Power International, Inc.	1,994,000	1,307,102
Komatsu, Ltd.	71,500	1,126,064
Maanshan Iron & Steel Co., Ltd.	1,590,000	487,350
McDermott International, Inc.(a) (d)	96,100	2,455,355

	Shares	Value
Industrial (continued)
Nine Dragons Paper Holdings, Ltd.	530,000	$194,530
PT Astra International Tbk	1,712,300	3,105,020
Shougang Concord International Enterprises Co., Ltd.	3,420,000	480,087
Sinopec Shanghai Petrochemical Co., Ltd.	2,312,000	512,133
Smurfit-Stone Container Corp.(a)	189,800	892,060
Spirit Aerosystems Holdings, Inc.(a)	37,000	594,590
STX Engine Co., Ltd.	12,900	248,498
Textron, Inc.	12,800	374,784
		21,511,585
Insurance 3.86%
ACE, Ltd.	41,800	2,262,634
Fidelity National Financial, Inc.(d)	263,700	3,876,390
Montpelier Re Holdings, Ltd.(d)	264,800	4,371,848
The Travelers Cos., Inc.	20,000	904,000
		11,414,872
Metals & Mining 2.08%
Agnico-Eagle Mines, Ltd.	14,400	793,008
Alcoa, Inc.	66,700	1,506,086
Anglo American PLC - ADR	33,366	558,213
Cameco Corp.	69,700	1,555,007
Denison Mines Corp.(a)	63,900	188,533
First Uranium Corp.(a)	13,500	43,256
Freeport-McMoRan Copper & Gold, Inc.	23,580	1,340,523
Paladin Energy, Ltd.(a)	41,500	127,902
Uex Corp.(a)	3,500	4,966
Uranium One, Inc.(a)	4,000	8,645
Ur-Energy, Inc.(a)	46,900	29,526
		6,155,665
Real Estate 5.17%
Cheung Kong Holdings, Ltd.	477,500	5,303,951
Cosco Corp. Singapore, Ltd.	200,000	208,790
Great Eagle Holdings, Ltd.	425,767	932,154
Hang Lung Properties, Ltd.	205,000	472,050
Henderson Land Development Co., Ltd.	258,000	1,129,706
Hopewell Holdings, Ltd.	179,000	640,862
Hysan Development Co., Ltd.	749,361	1,928,207
Hyundai Development Co.	21,700	782,095
Italian-Thai Development PLC	3,685,000	411,379
Kerry Properties, Ltd.	111,000	353,091
Shun Tak Holdings, Ltd.(b)	100,000	33,999
Sun Hung Kai Properties, Ltd.	184,000	1,857,809
Wharf Holdings, Ltd.	353,125	989,133
YNH Property BHD	619,500	251,939
		15,295,165

	Shares	Value
Real Estate Investment Trusts (REITS) 4.67%
Annaly Capital Management, Inc.(d)	478,700	$6,438,515
Anworth Mortgage Asset Corp.	212,642	1,258,841
Capstead Mortgage Corp.	59,000	646,050
Hatteras Financial Corp.(b)	86,400	2,004,480
Hatteras Financial Corp.	118,100	2,739,920
MFA Mortgage Investments, Inc.	107,300	697,450
Regal Real Estate Investment Trust	70,405	10,427
		13,795,683
Technology & Communications 14.11%
Centron Telecom International Holdings, Ltd.	398,000	48,694
Chartered Semiconductor Manufacturing, Ltd.(a)	1,700,000	449,595
China Mobile HK, Ltd. - ADR	40,800	2,043,264
China Telecom Corp., Ltd.	1,180,000	475,656
Chunghwa Telecom Co., Ltd.	138,300	3,273,561
Cisco Systems, Inc.(a) (d)	418,900	9,450,384
Comcast Corp.(d)	278,200	5,486,104
Focus Media Holdings, Ltd. - ADR (a)	9,300	265,143
Ingram Micro, Inc.(a)	62,160	998,911
Intel Corp.(d)	236,100	4,422,153
Magal Security Systems, Ltd.(a)	323,926	2,834,353
Net Servicos de Comunicacao S.A. - ADR	88,500	777,030
Nokia Corp - ADR	87,300	1,628,145
Oracle Corp.(a) (d)	187,700	3,812,187
Qualcomm, Inc.	25,761	1,106,950
Radvision, Ltd.(a) (d)	271,400	1,631,114
Samsung Electronics Co., Ltd.	5,595	2,498,617
Sistema JSFC	32,000	522,240
		41,724,101
Transportation 1.31%
Babcock & Brown Air, Ltd. - ADR	96,200	899,470
Safe Bulkers, Inc.	48,700	530,830
Seaspan Corp.	135,000	2,442,149
		3,872,449
Utilities 4.80%
AES Corp.(a)	117,040	1,368,198
Calpine Corp.(a)	84,900	1,103,700
DPL, Inc.(d)	114,500	2,839,600
Dynegy, Inc. - Class A(a)	49,700	177,926
Enbridge, Inc.	60,600	2,242,357
Equitable Resources, Inc.	36,500	1,339,185
FirstEnergy Corp.	21,300	1,426,887
National Fuel Gas Co.	27,673	1,167,247
Quanta Services, Inc.(a)	20,800	561,808
Williams Cos., Inc.(d)	83,500	1,974,775
		14,201,683
TOTAL COMMON STOCKS (Cost $328,875,464)		262,761,846

	Shares	Value
EXCHANGE TRADED FUNDS 6.02%
iShares Dow Jones Select Dividend Fund	70,000	$3,708,600
iShares MSCI Pacific Fund	16,800	603,120
iShares S&P Latin America 40 Fund	150,000	5,812,500
Retail HOLDRs Trust	85,300	7,688,942

TOTAL EXCHANGE TRADED FUNDS
(Cost $15,829,381)		17,813,162

PREFERRED STOCKS 1.95%
Bank of America Corp., 8.200%	27,000	614,250
Citigroup, Inc., 8.125%	101,555	1,675,657
Deutsche Bank Contingent Capital Trust V, 8.050%	54,500	1,100,900
JPMorgan Chase Capital XXVI, 8.000% (f)	55,100	1,332,318
Merrill Lynch & Co., Inc, 8.625%	54,450	1,034,006

TOTAL PREFERRED STOCKS
(Cost $7,322,297)		5,757,131

CLOSED-END FUNDS 0.33%
The Ottoman Fund(a) (b)	835,800	980,707

TOTAL CLOSED-END FUNDS
(Cost $1,453,874)		980,707

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
CORPORATE BONDS 3.60%
Anadarko Petroleum Corp.
09/15/2009(f)	3.219%	$1,700,000	1,680,370
Bank of America Corp.
12/29/2049(f)	8.000%	1,450,000	1,149,241
Chubb Corp.
11/15/2011	6.000%	950,000	965,427
Comcast Cable Communications LLC
06/15/2009	6.875%	1,215,000	1,227,296
Comcast Corp.
01/15/2010	5.850%	1,215,000	1,222,667
JPMorgan Chase & Co.
11/15/2010	4.500%	1,250,000	1,213,951
Merrill Lynch & Co., Inc.
Series MTNC, 09/09/2009(f)	3.074%	2,450,000	2,356,647
Morgan Stanley
01/18/2011(f)	3.035%	1,250,000	815,209

TOTAL CORPORATE BONDS (Cost $11,444,132)			10,630,808

Description and Maturity Date	Coupon Rate	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES 20.05%
Fannie Mae Pool
Series 2008-257201, 05/01/2018	5.000%	$4,945,388	$4,947,505
Series 2008-889279, 03/01/2023	5.000%	2,065,159	2,054,852
Freddie Mac Gold Pool
Series 2006-G12471, 12/01/2018	4.500%	2,253,342	2,218,093
Freddie Mac REMICS
Series 2007-3271, Class AS, 02/15/2037(f)	23.895%	1,922,291	2,132,428
Ginnie Mae I pool
Series 2008-675488, 06/15/2038	5.500%	2,242,678	2,248,728
Series 2008-675480, 06/15/2038	5.500%	2,490,977	2,497,697
Series 2008-696604, 08/15/2038	5.500%	2,200,000	2,205,936
Ginnie Mae II pool
Series 2007-3939, 01/20/2037	5.000%	916,108	895,277
Series 2007-3952, 02/20/2037	5.000%	703,413	687,419
Series 2007-3953, 02/20/2037	5.500%	1,316,784	1,315,416
Series 2007-3964, 03/20/2037	5.000%	5,060,920	4,945,845
Series 2007-3994, 06/20/2037	5.000%	1,083,287	1,058,655
Series 2008-4097, 03/20/2038	5.000%	939,200	917,601
Series 2008-4113, 04/20/2038	5.000%	4,606,493	4,500,558
Series 2008-4169, 06/20/2038	5.500%	1,343,344	1,341,724
Series 2008-4195, 07/20/2038	6.000%	1,246,551	1,264,918
Government National Mortgage Association (GNMA)
Series 2006-8, Class A, 08/16/2025	3.942%	2,378,017	2,363,152
Series 2006-68, Class A, 07/16/2026	3.888%	1,404,964	1,391,542
Series 2007-52, Class A, 06/16/2027	4.054%	1,867,133	1,855,613
Series 2008-24, Class A, 08/16/2027	3.492%	1,181,911	1,166,536
Series 2006-3, Class A, 01/16/2028	4.212%	2,026,711	2,016,843
Series 2008-48, Class A, 01/16/2029	3.725%	993,404	982,263
Series 2006-66, Class A, 08/16/2030	4.087%	2,042,678	2,028,191
Series 2006-67, Class A, 11/16/2030	3.947%	829,230	821,289
Series 2005-79, Class A, 10/16/2033	3.998%	425,191	422,253
Series 2008-22, Class A, 05/16/2035	3.500%	2,251,710	2,201,450
Series 2007-37, Class SA, 03/20/2037(f)	11.713%	906,972	865,588
Series 2007-37, Class SB, 03/20/2037(f)	11.713%	768,747	761,433
Series 2007-37, Class SY, 06/16/2037(f)	15.348%	508,166	506,567
Series 2008-45, Class A, 05/01/2048	3.576%	6,734,582	6,651,180

TOTAL ASSET/MORTGAGE BACKED SECURITIES
(Cost $59,222,442)			59,266,552

GOVERNMENT & AGENCY OBLIGATIONS 7.64%
U.S. Treasury Bond
02/15/2014(d)	4.000%	7,000,000	7,354,929
05/15/2017(d)	4.500%	2,000,000	2,106,094
08/15/2017(d)	4.750%	12,250,000	13,121,857

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $22,189,082)			22,582,880

Description and	Coupon	Principal
Maturity Date	Rate	Amount	Value
STRUCTURED NOTES 1.32%
Merrill Lynch & Co., Inc
01/29/2022(b) (e) (f)	9.580%	$7,500,000	$3,900,000

TOTAL STRUCTURED NOTES
(Cost $7,500,000)			3,900,000

	Expiration Date	Exercise Price	Number of Contracts	Value
PURCHASED OPTIONS 5.39%
Purchased Call Options 0.05%
Petroleo Brasileiro S.A.	January, 2009	$60.00	1,000	147,500

TOTAL PURCHASED CALL OPTIONS (Cost $1,023,055)				147,500

Purchased Put Options 5.34%
Energy Select Sector SPDR Fund	December, 2008	70.00	5,000	4,350,000
Oil Service HOLDRs Trust	October, 2008	170.00	1,000	2,272,500
Oil Service HOLDRs Trust	January, 2009	160.00	1,600	3,492,000
S&P 500 Index	December, 2008	1,250.00	500	5,675,000

TOTAL PURCHASED PUT OPTIONS (Cost $10,155,130)				15,789,500

TOTAL PURCHASED OPTIONS (Cost $11,178,185)				15,937,000

	7 Day
	Yield	Shares	Value
SHORT TERM INVESTMENTS 12.82%
Dreyfus Treasury Prime
Money Market Fund (g)	0.695%	37,893,787	$37,893,787

TOTAL SHORT TERM INVESTMENTS (Cost $37,893,787)			37,893,787

Total Investments - 148.00% (Cost $502,908,644)			437,523,873

Liabilities in Excess of Other Assets - (48.00%)			(141,904,487)

NET ASSETS - 100.00%			$295,619,386

	Expiration Date	Exercise Price	Number of Contracts	Value
SCHEDULE OF OPTIONS WRITTEN
Call Options Written
Petroleo Brasileiro S.A.	January, 2009	$75.00	1,000	$(30,000)

TOTAL CALL OPTIONS WRITTEN (Premiums received $468,132)				(30,000)

Put Options Written
Energy Select Sector SPDR Fund	December, 2008	63.00	5,000	(2,300,000)
Oil Service HOLDRs Trust	October, 2008	140.00	1,000	(407,500)
Oil Service HOLDRs Trust	January, 2009	140.00	1,600	(1,772,000)
S&P 500 Index Fund	December, 2008	1,175.00	500	(3,610,000)

TOTAL PUT OPTIONS WRITTEN (Premiums received $5,130,480)				(8,089,500)

TOTAL OPTIONS WRITTEN (Premiums received $5,598,612)				$(8,119,500)

SCHEDULE OF SECURITIES SOLD SHORT

Name	Shares	Value
Aluminum Corp. of China, Ltd.	(54,200)	$(821,130)
Amazon.com, Inc.	(23,800)	(1,731,688)
Ameriprise Financial, Inc.	(24,100)	(920,620)
ArcelorMittal	(2,500)	(123,450)
Ashland, Inc.	(7,500)	(219,300)
BHP Billiton, Ltd - ADR	(25,600)	(1,330,944)
Boston Properties, Inc.	(6,800)	(636,888)
Cia Vale do Rio Doce - ADR	(31,268)	(598,782)
CNOOC, Ltd.	(4,500)	(515,295)
Dawson Geophysical Co.	(2,740)	(127,931)
Financial Select Sector SPDR	(191,200)	(3,783,848)
General Motors Corp.	(52,090)	(492,250)
Harley-Davidson, Inc.	(9,900)	(369,270)
iShares Dow Jones US Real Estate Index Fund	(115,600)	(7,161,420)
iShares FTSE/Xinhua China 25 Index Fund	(202,973)	(6,996,479)
iShares MSCI Brazil Fund	(72,362)	(4,093,518)
iShares MSCI Emerging Markets Fund	(234,001)	(8,080,055)
iShares MSCI Mexico Investable Market Index Fund	(77,731)	(3,627,706)
iShares Russell 2000 Index Fund	(130,000)	(8,840,000)
iShares S&P 500 Index Fund	(25,300)	(2,972,750)
Las Vegas Sands Corp.	(19,800)	(714,978)
Li & Fung, Ltd.	(168,000)	(401,996)
Martin Marietta Materials, Inc.	(6,800)	(761,464)
Medtronic, Inc.	(20,400)	(1,022,040)
Metavante Technologies, Inc.	(270)	(5,200)
Mohawk Industries, Inc.	(4,649)	(313,296)
Nippon Steel Corp.	(360,000)	(1,309,953)
Salesforce.com, Inc.	(11,600)	(561,440)

	Shares	Value
SCHEDULE OF SECURITIES SOLD SHORT (continued)
Stone Energy Corp.	(15,100)	$(639,183)
Swift Energy Co.	(23,569)	(911,885)
Tiffany & Co.	(25,900)	(919,968)
Vanguard Emerging Markets ETF	(128,000)	(4,436,480)
Wynn Resorts, Ltd.	(14,700)	(1,200,108)

TOTAL SECURITIES SOLD SHORT
(Proceeds $80,833,257)		$(66,641,315)

ADR - American Depositary Receipt

ASA - Allmennaksjeselskap is the Norweigan term for a public limited company

BHD - Berhad (in Malaysia; equivalent to Public Limited Company)

ETF - Exchange Traded Fund

GDR - Global Depositary Receipt

JSFC - Joint Stock Financial Corporation

LLC - Limited Liability Company

N.V. - Naamloze Vennootschap is the Dutch term for a public limited liability corporation.

OJSC - Open Joint Stock Company

PCL - Public Company Limited

PLC - Public Limited Company

PT - equivalent to Public Limited Company in Indonesia

REMICS - Real Estate Mortgage Investment Conduits

S.A. - Generally designates corporations in various countries, mostly those employing the civil law.

SPDR - Standard & Poor’s Depositary Receipt

Tbk - Terbuka (stock symbol in Indonesian)

(a)       Non-Income Producing Security.

(b)       Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2008, these securities had a total value of $8,400,856 or 2.84% of total net assets.

(c)        Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of September 30, 2008, these securities had a total value of $1,001,063 or 0.34% of total net assets.

(d)       Security, or portion of security, is being held as collateral for written options and/or short sales.

(e)        Fair valued security; valued in accordance with procedures approved by the Fund’s Board of Trustees. As of September 30, 2008, these securities had a total value of $4,374,475 or 1.48% of total net assets.

(f)           Floating or variable rate security - rate disclosed as of September 30, 2008.

(g)       Investments in other funds are calculated at their respective net asset values as determined by those funds, in accordance with the Investment Company Act of 1940.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2008 (Unaudited)

Assets:
Investments, at value (Cost - see below)	$437,523,873
Cash	637,811
Foreign currency, at value (Cost $32,358)	32,377
Deposit with broker for securities sold short and written options	45,890,498
Dividends receivable	802,623
Interest receivable	534,003
Receivable for investments sold	32,165,773
Total Assets	517,586,958

Liabilities:
Loan payable	131,966,330
Interest due on loan payable	335,258
Securities sold short (Proceeds $80,833,257)	66,641,315
Options written at value (Premiums received $5,598,612)	8,119,500
Payable for investments purchased	14,147,617
Dividends payable - short sales	113,814
Interest payable - margin account	39,498
Accrued investment advisory fee	428,100
Accrued administration fee	152,213
Accrued trustees fee	23,927
Total Liabilities	221,967,572

Net Assets	$295,619,386
Cost of investments	$502,908,644

Composition of Net Assets:
Paid-in capital	339,634,044
Overdistributed net investment income	(16,325,366)
Accumulated net realized gain on investments, options, securities sold short and foreign currency transactions	26,024,459
Net unrealized depreciation in value of investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(53,713,751)
Net Assets	$295,619,386

Shares of common stock outstanding of no par value, unlimited shares authorized	17,840,705
Net asset value per share	$16.57

See Notes to Financial Statements

STATEMENT OF OPERATIONS

For the Six Months Ended September 30, 2008 (Unaudited)

Investment Income:
Dividends (Net of foreign withholding taxes of $163,375)	$5,479,798
Interest on investment securities	2,303,515
Miscellaneous income	4,469
Total Income	7,787,782

Expenses:
Investment advisory fee	2,949,047
Administration fee	1,048,550
Interest on loan	2,084,172
Trustees fee	69,458
Dividend expense - short sales	826,778
Broker/dealer fees	37,215
Interest expense - margin account	199,264
Miscellaneous	2,812
Total Expenses	7,217,296

Net Investment Income	570,486

Net realized gain (loss) on:
Investment securities	(2,003,618)
Securities sold short	12,896,103
Written options	5,455,381
Foreign currency transactions	95,105
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(77,231,071)
Net loss on investments, options, securities sold short and foreign currency transactions	(60,788,100)
Net Decrease in Net Assets from Operations	(60,217,614)
Distributions to Preferred Shareholders from:
Net investment income	(596,519)
Net Decrease in Net Assets Attributable to Common Shares from Operations	$(60,814,133)

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

September 30, 2008 (Unaudited)

	For the Six Months Ended September 30, 2008	For the Year Ended March 31, 2008
	(Unaudted)
Common Shareholder Operations:
Net investment income	$570,486	$6,143,006
Net realized gain (loss) from:
Investment securities	(2,003,618)	33,649,593
Securities sold short	12,896,103	365,493
Written options	5,455,381	3,893,977
Foreign currency transactions	95,105	(40,154)
Net change in unrealized appreciation (depreciation) on investments, options, securities sold short and translation of assets and liabilities denominated in foreign currencies	(77,231,071)	(13,373,333)
Distributions to Preferred Shareholders from:
Net investment income	(596,519)	(6,985,812)
Net realized gains	—	(2,440,000)
Net Increase (Decrease) in Net Assets
Attributable to Common Shares from Operations	(60,814,133)	21,212,770

Distributions to Common Shareholders from:
Net investment income	(16,056,639)	(32,416,556)
Net realized gain	—	(11,899,749)
Net Decrease in Net Assets from Distributions	(16,056,639)	(44,316,305)

Net Decrease in Net Assets Attributable to Common Shares	(76,870,772)	(23,103,535)

Net Assets Attributable to Common Shares:
Beginning of period	372,490,158	395,593,693
End of period*	$295,619,386	$372,490,158

*Includes overdistributed net investment income of:	$(16,325,366)	$(242,694)

See Notes to Financial Statements

STATEMENT OF CASH FLOWS

For the Six Months Ended September 30, 2008 (Unaudited)

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(60,814,133)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(404,885,206)
Proceeds from disposition of investment securities	463,617,662
Net proceeds from short-term investment securities	8,841,792
Net realized loss from securities investments	2,003,618
Net change in unrealized depreciation on investment securities	77,231,071
Premium amortization	50,538
Discount amortization	(33,128)
Decrease in deposit with brokers for short sales and written options	5,281,534
Increase in dividends receivable	(3,059)
Increase in interest receivable	(104,468)
Increase in receivables on investments sold	(24,061,314)
Decrease in other assets	16,367
Increase in interest due on loan payable	335,258
Decrease in securities sold short	(7,194,828)
Increase in options written	4,782,750
Decrease in payable for investments purchased	(7,297,669)
Increase in dividends payable-short sales	35,258
Increase in interest payable-margin account	39,498
Decrease in accrued investment advisory fee	(63,093)
Decrease in accrued administrative fee	(22,433)
Increase in accrued trustee fee	12,887
Decrease in other payables	(12,019)
Net cash provided by operating activities	57,756,883

Cash Flows from Financing Activities
Net proceeds from bank borrowing	131,966,330
Redemption of auction market preferred shares	(175,346,031)
Cash distributions paid	(16,653,158)
Net cash used in financing activities	(60,032,859)

Net decrease in cash	(2,275,976)

Cash and foreign currency, beginning balance	$2,946,164
Cash and foreign currency, ending balance	$670,188

Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest from bank borrowing:	$1,748,914

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

September 30, 2008 (Unaudited)

	For the Six Months Ended September 30, 2008		For the Year Ended March 31, 2008	For the Year Ended March 31, 2007	For the Period April 27, 2005 (inception) to March 31, 2006
	(Unaudited)
Per Common Share Operating Performance
Net asset value - beginning of period	$20.88		$22.17	$23.74	$19.10
Income from investment operations:
Net investment income	0.03	*	0.34 *	1.77	0.86
Net realized and unrealized gain (loss) on investments	(3.41)		1.38	(0.88)	5.13
Distributions to preferred shareholders from:
Net investment income	(0.03)		(0.53)	(0.51)	(0.23)
Total from Investment Operations	(3.41)		1.19	0.38	5.76

Distributions to Common Shareholders from:
Net investment income	(0.90)		(1.67)	(1.70)	(0.96)
Capital gains	—		(0.81)	(0.25)	—
Total Distributions to Common Shareholders	(0.90)		(2.48)	(1.95)	(0.96)

Capital Share Transactions:
Common share offering costs charged to paid in capital	—		—	—	(0.04)
Preferred share offering costs and sales load charged to paid in capital	—		—	—	(0.12)
Total capital share transactions	—		—	—	(0.16)
Net asset value - end of period	$16.57		$20.88	$22.17	$23.74
Market price - end of period	$13.20		$18.00	$20.13	$22.46

Total Investment Return - Net Asset Value (1):	(16.74)%		6.24%	2.03%	29.90%
Total Investment Return - Market Price (1):	(23.06)%		0.86%	(2.08)%	17.36%

Ratios and Supplemental Data
Net assets attributable to common shares, end of period (000)	$295,619		$372,490	$395,594	$419,315
Ratios to average net assets attributable to common shareholders:
Total expenses before reimbursements (3)	3.84	%(2)	2.50%	2.43%	2.29	%(2)
Net expenses after reimbursements (3)	3.84	%(2)	2.50%	2.43%	2.26	%(2)
Net expenses excluding interest expense (3)	2.73	%(2)	— (5)	— (5)	—	(5)
Net expenses excluding dividends on short sales (3)	3.40	%(2)	2.25%	2.16%	2.04	%(2)
Net investment income (3)	0.30	%(2)	1.53%	1.45%	0.98	%(2)
Preferred share dividends	0.32	%(2)	2.35%	2.28%	1.16	%(2)

Portfolio turnover rate	76%		155%	200%	164%

Auction Market Preferred Shares (“AMPS”)
Liquidation value, end of period, including dividends on preferred shares (000)	—	(5)	$175,346	$175,444	$175,411
Total shares outstanding (000)	—	(5)	7	7	7
Asset coverage per share (4)	—	(5)	$78,262	$81,577	$84,961
Liquidation preference per share	—	(5)	$25,000	$25,000	$25,000
Average market value per share (6)	—	(5)	$25,000	$25,000	$25,000

*	Based on average shares outstanding.
(1)

Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at closing on the last day of each period reported. Total investment return on net asset value excludes a sales load of $0.90 per share for the period, effectively reducing the net asset value at issuance from $20.00 to $19.10. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund’s common shares. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Ratios do not reflect dividend payments to preferred shareholders.
(4)	Calculated by subtracting the Fund’s total liabilities (excluding Preferred Shares) from the Fund’s total assets and dividing by the number of preferred shares outstanding.
(5)	All series of AMPS issued by the Fund were fully redeemed, at par value, on May 5, 2008. A borrowing facility replaced the AMPS, as the Fund’s form of leverage, May 5,2008.
(6)	Based on monthly prices.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 2008 (Unaudited)

1.  SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Equity Fund (the “Fund”) is a closed-end management investment company that was organized under the laws of the state of Delaware by an Agreement and Declaration of Trust dated January 25, 2005. The Fund is a non-diversified series with an investment objective to provide a high level of total return. The Declaration of Trust provides that the Trustees may authorize separate classes of shares of beneficial interest.

Security Valuation:  The net asset value per Share of the Fund is determined no less frequently than daily, on each day that the American Stock Exchange (the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when the Fund is not open for business. As a result, the Fund’s net asset value may change at times when it is not possible to purchase or sell shares of the Fund. Securities held by the Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Securities for which there is no such quotation or valuation and all other assets are valued at fair value in good faith by or at the direction of the Trustees.

Foreign Securities:  The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

The effect of changes in foreign currency exchange rates on investments is included with the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations. A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Fund’s Statement of Assets and Liabilities as a receivable or a payable and in the Fund’s Statement of Operations with the change in unrealized appreciation or depreciation. There were no outstanding foreign currency contracts for the Fund as of September 30, 2008.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

Fair Valuation:  If the price of a security is unavailable in accordance with the Fund’s pricing procedures, or the price of a security is suspect, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined pursuant to procedures adopted by the Board of Trustees. For this purpose, fair value is the price that the Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that the Fund could actually receive on a sale of the security. As of September 30, 2008, securities which have been fair valued represented 1.48% of the Fund’s net assets.

The Fund adopted the provisions of Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157 (“FAS 157”), “Fair Value Measurements,” on April 1, 2008. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Quoted prices in active markets for identical investments

Level 2 –	Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2008.

Valuation Inputs	Investments in Securities at Value	Other Financial Instruments* Unrealized Appreciation (Depreciation)
Level 1 - Quoted Prices	$363,489,013	$—
Level 2 - Other Significant Observable Inputs	$73,797,360	$
Level 3 - Significant Unobservable Inputs	$237,500	$—
Total	$437,523,873	$

* Other financial instruments include futures, forwards and swap contracts.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in	Other Financial	OFI – Market
	Securities	Instruments (OFI)	Value
Balance as of 3/31/08	$937,500
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(700,000)
Net purchases/(sales)	—
Transfers in and/or out of level 3	—
Balance as of 9/30/08	$237,500

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

Options:  The Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written and purchased options are non-income producing securities.

Written option activity for the six months ended September 30, 2008 was as follows:

Written Call Options	Contracts	Premiums
Outstanding, March 31, 2008	—	$—
Positions opened	1,702	1,458,576
Closed	(702)	(990,444)
Outstanding, September 30, 2008	1,000	$468,132
Market Value, September 30, 2008		$(30,000)

Written Put Options	Contracts	Premiums
Outstanding, March 31, 2008	12,250	$5,611,019
Positions opened	12,100	6,110,828
Exercised	(5,000)	(1,681,241)
Expired	(11,250)	(4,910,126)
Outstanding, September 30, 2008	8,100	$5,130,480
Market Value, September 30, 2008		$(8,089,500)

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

Short Sales:  The Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Income Taxes:  The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Effective April 1, 2007, the Fund adopted FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” which requires that the financial statement effects of a tax position taken or expected to be taken in a tax return be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. The statue of limitations on the Fund’s federal and state tax filings remains open for the fiscal years ended March 31, 2008, March 31, 2007 and March 31, 2006.

Distributions to Shareholders:  The Fund intends to make a level dividend distribution each quarter to Common Shareholders after payment of interest on any outstanding borrowings or dividends on any outstanding preferred shares. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date. The Fund has applied to the Securities and Exchange Commission for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting the Fund to make periodic distributions of long-term capital gains, provided that the distribution policy of the Fund with respect to its Common Shares calls for periodic (e.g., quarterly/monthly) distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or pay-out of a level dollar amount.

Securities Transactions and Investment Income:  Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded as soon as the Fund is

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Use of Estimates:  The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Recent Accounting Pronouncements:  In March 2008 the FASB issued FASB Statement No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS No. 161”), which is intended to improve financial reporting about derivative instruments and hedging activities. It is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The Fund is currently evaluating the potential impact, if any, the adoption of SFAS No. 161 will have on the Fund’s financial statements.

2.  TAXES

Net unrealized appreciation/depreciation of investments based on federal tax cost as of September 30, 2008 were as follows:

Gross appreciation (excess of value over tax cost)	$12,295,418
Gross depreciation (excess of tax cost over value)	(85,199,136)
Net unrealized depreciation	(72,903,718)
Cost of investments for income tax purposes	$510,427,591

3.  CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

Transactions in common shares were as follows:

	For the Six	For the
	Months Ended	Year Ended
	September 30, 2008	March 31, 2008
Common shares outstanding - beginning of period	17,840,705	17,662,492
Common shares issued as reinvestment of dividends	—	178,213
Common shares outstanding - end of period	17,840,705	17,840,705

Preferred Shares:  In April 2008, the Fund announced its intent to redeem all outstanding shares of its Auction Market Preferred Shares (“AMPS”). Proper notice was sent to AMPS holders on or before May 5, 2008, and all outstanding AMPS issued by the Fund were redeemed at par, in their entirety, pursuant to their terms.

The Fund obtained overnight collateralized financing to provide new funding in order to redeem the AMPS and provide up to 33% leverage to the Fund going forward. The Fund’s Board of Trustees approved the refinancing at a Special Meeting of the Board of Trustees on April 9, 2008. The overnight facility is expected to lower the costs of leverage. Also see Note 6 – Leverage, for further information on the borrowing facility used by the Fund as of September 30, 2008.

4.  PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the year ended September 30, 2008 aggregated $404,885,206 and $463,617,662, respectively. Purchases and sales of U.S. government and agency securities, other than short-term securities, for the year ended September 30, 2008 aggregated $33,628,418 and $17,663,142, respectively.

5.  INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough Capital Partners L.P. (“Clough”) serves as the Fund’s investment adviser pursuant to an Investment Advisory Agreement (“Advisory Agreement”) with the Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.90% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS serves as the Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with the Fund. As compensation for its services to the Fund, ALPS receives an annual administration fee of 0.32% based on the Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by the Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, cost of preferred shares, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, and extraordinary expenses.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

September 30, 2008 (Unaudited)

6.  LEVERAGE

On April 29, 2008 the Fund entered into an overnight collateralized lending arrangement (“borrowing facility”). The Fund may draw or pay certain amounts on a daily basis to maintain leverage in the Fund near its anticipated level of 33% of total assets. The Fund has pledged all securities in its portfolio as collateral for the borrowing facility. As of September 30, 2008 the market value of the securities pledged as collateral for the borrowing facility totaled $319,548,619. The Fund pays interest at a rate of 85 bps per annum above the current U.S. Federal Funds rate. For the six months ended September 30, 2008 the average cost of borrowing was 2.83% and the average outstanding loan amount was $144,584,851.

7.  OTHER

The Independent Trustees of the Fund receive a quarterly retainer of $3,500 and an additional $1,500 for each meeting attended. The Chairman of the Board of Trustees receives a quarterly retainer of $4,200 and an additional $1,800 for each meeting attended. The Chairman of the Audit Committee receives a quarterly retainer of $3,850 and an additional $1,650 for each meeting attended.

DIVIDEND REINVESTMENT PLAN

September 30, 2008 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York Mellon (the “Plan Administrator” or “BNY Mellon”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by BNY Mellon as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting BNY Mellon, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open-Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, 11E, Transfer Agent Services, 800 433-8191.

FUND PROXY VOTING POLICIES & PROCEDURES

September 30, 2008 (Unaudited)

Fund policies and procedures used in determining how to vote proxies relating to portfolio securities and a summary of proxies voted by the Fund for the period ended June 30, 2008, are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the U.S. Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

PORTFOLIO HOLDING

September 30, 2008 (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

NOTICE

September 30, 2008 (unaudited)

Notice is hearby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

SHAREHOLDER MEETING

September 30, 2008 (unaudited)

On August 4, 2008, the Fund held its Annual Meeting of Shareholders for the purpose of voting on a proposal to re-elect four Trustees of the Fund. The results of the proposal were as follows:

Proposal 1:  Re-election of Trustees

	Edmund J. Burke	James E. Canty
For	15,741,074	15,745,601
Withheld	394,396	389,869
Withheld from Director	4,960	433

INVESTMENT ADVISORY AGREEMENT

September 30, 2008 (Unaudited)

On July 9, 2008, the Board of Trustees met in person to, among other things, review and consider the renewal of the Advisory Agreement. In its consideration of the Advisory Agreement, the Trustees, including the non-interested Trustees, considered in general the nature, quality and scope of services to be provided by Clough.

Prior to the beginning of their review of the Advisory Agreement, counsel to the Fund, who also serves as independent counsel to the non-interested Trustees, discussed with the Trustees their fiduciary responsibilities in general and also specifically with respect to the renewal of the Advisory Agreement.

Mr. Canty, as Partner of Clough, next presented Clough’s materials regarding consideration of renewal of the Advisory Agreement. Mr. Canty stated that included in the Board materials were responses by Clough to a questionnaire drafted by legal counsel to the Fund to assist the Board in evaluating whether to renew the Advisory Agreement (the “15(c) Materials”). Mr. Canty noted that the 15(c) Materials were extensive, and included information relating to the Fund’s investment results; portfolio composition; advisory fee and expense comparisons; financial information regarding Clough; descriptions such as compliance monitoring; and portfolio trading practices and information about the personnel providing investment management services to the Fund, and the nature of services provided under the Advisory Agreement.

Mr. Canty discussed the organizational structure of Clough and the qualifications of Clough and its principals to act as the Fund’s adviser. He reviewed the professional experience of the portfolio managers, referring the Trustees to the biographies of Chuck Clough, Eric Brock, and himself, Partners at Clough, emphasizing that Mr. Clough, Mr. Brock, and he each had substantial experience as an investment professional. Mr. Canty stated that Clough is the investment adviser to the Fund, the Clough Global Allocation Fund and the Clough Global Opportunities Fund, all closed-end funds. The Trustees, all of whom currently serve as Trustees for the Fund, the Clough Global Allocation Fund and the Clough Global Opportunities Fund, acknowledged their familiarity with the expertise and standing in the investment community of Messrs. Clough, Canty, and Brock, and their satisfaction with the expertise of Clough and the services provided by Clough to the Fund. The Trustees concluded that the portfolio management team was well qualified to serve the Fund in those functions.

Mr. Canty then reviewed Clough’s current staffing as well as future staffing plans. He described Clough’s procedures relating to compliance and oversight with respect to Clough’s brokerage allocation policies. He discussed Clough’s order management systems that contain pre-trade compliance functions that review each trade against certain of the Fund’s investment restrictions and applicable 1940 Act and Internal Revenue Code restrictions, and the efforts that Clough’s Chief Compliance Officer will undertake to summarize monthly for Clough’s management and quarterly for the Trustees any violations that may occur, as well any other violations detected through the manual monitoring that supplements the order management system’s testing. He also reviewed the adequacy of Clough’s facilities. Mr. Canty further discussed the portfolio turnover rates of the Fund. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with the Fund’s investment objectives and restrictions.

Mr. Canty next reviewed the terms of the Advisory Agreement, stating that Clough would receive a fee of 0.90% of the average daily total assets of the Fund. He then discussed the fees charged by Clough to other clients for which it provides comparable services. Mr. Canty discussed the actual dollar amount of management fees paid under the Advisory Agreements. The Trustees then reviewed Clough’s income statement for the year ended December 31, 2007, and its balance sheet as of that date. The Trustees further reviewed a profit and loss analysis as it relates to Clough’s advisory businesses.

Mr. Canty discussed the possible benefits Clough may accrue because of its relationship with the Fund as well as potential benefits that accrue to the Fund because of its relationship with Clough. Mr. Canty stated that Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Fund.

The Board of Trustees reviewed and discussed materials prepared and distributed in advance of the meeting regarding the comparability of the investment advisory fees of the Fund with the investment advisory fees of other investment companies, which had been prepared at the request of ALPS by Lipper Analytical Services (“Lipper”.) Lipper’s report contained information regarding investment performance, comparisons of cost and expense structures of the Fund with other funds’ cost and expense structures, as well as comparisons of the Fund’s performance with the performance during similar periods of members of an objectively identified peer group and related matters.

As the Fund is unique in the marketplace, Lipper had a difficult time presenting a large peer group for comparison. The Trustees compared fees from eleven (11) closed-end investment companies versus the Fund’s fees. The investment advisory fee for this group ranged from 0.500% to 1.050%, with a median of 0.876%. The total expenses for this group ranged from 0.619% to 1.332%, with a median of 1.081%. The Fund’s total expenses were 1.245%.

The Trustees stated that the objectives of the funds in the analysis differed from the Fund’s objectives and policies. In conjunction with Lipper’s reports, the Trustees also reviewed a comparative fund universe prepare by Clough. The Trustees believed that the Lipper report, augmented by Clough’s analysis, provided a sufficient comparative universe.

The Trustees then reviewed the Fund’s performance as compared to the performance of eleven (11) closed-end funds selected by Lipper for one-year ended performance as of May 31, 2008. The performance ranged from the Fund’s high of 13.14% to a low of -5.83% with a median of 7.00%. The Trustees then reviewed performance data for the closed-end funds as compared to the Fund from the Fund’s inception through May 31, 2008. The performance data ranged from the high of 23.44% to a low of 11.88%, with a median of 16.13%. The Fund’s performance during such time period was 16.13%.

At this point, Mr. Burke and Mr. Canty, both “interested persons” of the Fund, as well as the other representatives of ALPS and Clough, left the meeting. The non-interested Trustees, with the assistance of legal counsel, reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreement and Clough’s profitability.

Mr. Burke, Mr. Canty, and the representatives of ALPS rejoined the meeting. The Board of Trustees of the Fund, present in person, with the non-interested Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.90% of the Fund’s total assets are fair and reasonable for the Fund and that the renewal of the Advisory Agreement is in the best interests of the Fund and its shareholders.

TRUSTEES & OFFICERS

September 30, 2008 (unaudited)

Information pertaining to the Trustees and Officers of the Trust is set forth below. Trustees deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” Additional information about the Trustees is available, without charge, upon request by contacting the Fund at 1-877-256-8445.

INTERESTED TRUSTEES AND OFFICERS

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over-seen by Trustee

James E. Canty Age - 46 One Post Office Square 40th Floor Boston, MA 02109	Trustee and Portfolio Manager/ Since Inception	Mr. Canty is a founding partner, Chief Financial Officer and General Counsel for Clough. Mr. Canty is currently a member of the Board of Directors of Clough Offshore Fund, Ltd and Board of Trustees of Clough Global Allocation Fund and Clough Global Opportunities Fund. Because of his affiliation with Clough, Mr. Canty is considered an “interested” Trustee of the Fund.	3

Edmund J. Burke Age - 47 1290 Broadway Ste. 1100 Denver, CO 80203	Principal Executive Officer and President/ Since Inception Trustee/Since July 12, 2006

Mr. Burke joined ALPS in 1991 and is currently the Chief Executive Officer and President of ALPS Holdings, Inc., and a Director of ALPS Advisers, Inc., ALPS Distributors, Inc. ALPS Fund Services, Inc., and FTAM Distributors, Inc. Because of his position with ALPS, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is also currently the President of the Reaves Utility Income Fund and Financial Investors Variable Insurance Trust. Mr. Burke is a Trustee and President of the Clough Global Allocation Fund and Clough Global Opportunities Fund, is a Trustee of the Liberty All-Star Equity Fund; and is a Director of the Liberty All-Star Growth Fund, Inc.

			3

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over-seen by Trustee

Jeremy O. May Age - 38 1290 Broadway Ste. 1100 Denver, CO 80203	Treasurer/Since Inception

Mr. May joined ALPS in 1995 and is currently President and Director of ALPS and Director of ALPS Advisers, Inc., ALPS Distributors, Inc. ALPS Fund Services, Inc., ALPS Holdings, Inc. and FTAM Distributors, Inc. Because of his positions with ALPS, Mr. May is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. May is also the Treasurer of the Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., Reaves Utility Income Fund, Clough Global Allocation Fund, Clough Global Opportunities Fund, and Financial Investors Variable Insurance Trust. Mr. May is also President, Chairman and Trustee of the ALPS Variable Insurance Trust and is also a Trustee of ALPS ETF Trust. Mr. May is currently on the Board of Directors and is Chairman of the Audit Committee of the University of Colorado Foundation.

N/A

Kim Storms Age - 36 1290 Broadway Ste. 1100 Denver, CO 80203	Assistant Treasurer/Since July 13, 2005

Ms. Storms is Vice President and Director of Fund Administration. Ms. Storms joined ALPS in 1998 as Assistant Controller. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of ALPS ETF Trust, Assistant Treasurer of the Clough Global Allocation Fund, Clough Global Opportunities Fund, Reaves Utility Income Fund, Liberty All-Star Growth Fund, Inc., Liberty All-Star Equity Fund, and ALPS Variable Insurance Trust, and Assistant Secretary of Ameristock Mutual Fund, Inc.

N/A

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over-seen by Trustee

Erin Douglas Age - 31 1290 Broadway Ste. 1100 Denver, CO 80203	Secretary/Since Inception

Ms. Douglas is Associate Counsel of ALPS. Ms. Douglas joined ALPS as Associate Counsel in January 2003. Ms. Douglas is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Douglas is currently the Secretary of Clough Global Allocation Fund and Clough Global Opportunities Fund. From 2004 to 2007, Ms. Douglas was the Secretary of Financial Investors Trust.

N/A

Michael T. Akins* Age - 32 1290 Broadway Ste. 1100 Denver, CO 80203	Chief Compliance Officer/ Since September 20, 2006

Mr. Akins is Deputy Chief Compliance Officer of ALPS. Mr. Akins previously served as Assistant Vice-President and Compliance Officer for UMB Financial Corporation. Before joining UMB, Mr. Akins was an Account Manager at State Street Corporation. Mr. Akins is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Akins also serves as Chief Compliance Officer of Clough Global Allocation Fund, Clough Global Opportunities Fund, Financial Investors Trust, Financial Investors Variable Insurance Trust, Reaves Utility Income Fund, ALPS Variable Insurance Trust and ALPS ETF Trust.

N/A

*                 Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over-seen by Trustee

Andrew C. Boynton Age - 52 Carroll School of Management Boston College Fulton Hall 510 140 Comm. Ave. Chestnut Hill, MA 02467	Trustee/Since Inception	Mr. Boynton is currently the Dean of the Carroll School of Management at Boston College. Mr. Boynton served as Professor of Strategy from 1996 to 2005 and Program Director of the Executive MBA Program from 1998 to 2005 at International Institute of Management Development, Lausanne, Switzerland. Mr. Boynton is also a Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

Robert Butler Age - 67 12 Harvard Drive Hingham, MA 02043	Trustee/Since Inception Chairman/Since July 12, 2006	Since 2001, Mr. Butler has been an independent consultant for businesses. Mr. Butler has over 45 years experience in the investment business, including 20 years as a senior executive with a global investment management/natural resources company and 20 years with a securities industry regulation organization, neither of which Mr. Butler has been employed by since 2001. Mr. Butler is currently Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund.	3

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over-seen by Trustee

Adam Crescenzi Age - 66 100 Walden Street Concord, MA 01742	Trustee/Since Inception	Mr. Crescenzi is a founding partner of Simply Tuscan Imports beginning 2007 (wholesaling) and is also currently a Trustee of Clough Global Allocation Fund, Clough Global Opportunities Fund, Dean College, and Chairman of the Board of Directors of Creative Realities (consulting) and ICEX, Inc. (research). Mr. Crescenzi is an active member of the strategic committee of the Patrons of Boston College McMullen Museum of Arts. Previously, Mr. Crescenzi was a founding partner of Telos Partners, a business advisory firm from 1998 until 2007.	3

John F. Mee, Esq. Age - 65 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception	Mr. Mee is an attorney practicing commercial law, family law, products liability and criminal law. He is an Advisor in the Harvard Law School Trial Advocacy Work-shop from 1990 to present. Mr. Mee is a member of the Bar of the Commonwealth of Massachusetts. He serves on the Board of Directors of the Holly Cross Alumni Association and the Board of Trustees of the Clough Global Allocation Fund and Clough Global Opportunities Fund and Concord Carlisle Scholarship Fund, a Charitable Trust.	3

INDEPENDENT TRUSTEES

Name, Age and Address	Position(s) Held with Funds/Length of Time Served	Principal Occupation(s) During Past 5 Years* and Other Directorships Held by Trustee	Number of Portfolios in Fund Complex Over-seen by Trustee

Richard C. Rantzow Age - 70 1290 Broadway Ste. 1100 Denver, CO 80203	Trustee/Since Inception Vice Chairman/Since July 12, 2006	Mr. Rantzow is Vice-Chairman and Trustee of the Clough Global Allocation Fund and Clough Global Opportunities Fund. Mr. Rantzow is also the Trustee and Chairman of the Audit Committee of the Liberty All-Star Equity Fund and Director and Chairman of the Audit Committee of the Liberty All-Star Growth Fund, Inc. Mr. Rantzow was from 1992 to 2005 Chairman of the First Funds Family of mutual funds.	3

Jerry G. Rutledge Age - 64 2745 Springmede Court Colorado Springs, CO 80906	Trustee/Since Inception	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank, and a Trustee of Clough Global Allocation Fund and Clough Global Opportunities Fund. Mr. Rutledge was from 1994 to 2007 a Regent of the University of Colorado.	3

NOTES

September 30, 2008 (Unaudited)

NOTES

September 30, 2008 (Unaudited)

NOTES

September 30, 2008 (Unaudited)

CLOUGH GLOBAL EQUITY FUND 1290 Broadway, Suite 1100 Denver, CO 80203 1-877-256-8445

This Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

For more information about the Fund, including a prospectus, please visit www.cloughglobal.com or call 1 -877-256-8445.

Item 2.  Code of Ethics.

Not applicable to semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11.  Controls and Procedures.

(a)            The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Date:	December 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL EQUITY FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	December 8, 2008

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	December 8, 2008